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                                                                    Exhibit 99.1

                                 PRIMEDIA INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

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
                                                              THREE MONTHS                  TWELVE MONTHS
                                                           ENDED DECEMBER 31,              ENDED DECEMBER 31,
                                                      ----------------------------    ----------------------------
                                                          1997           1996             1997           1996
                                                      -------------  -------------    -------------  -------------
Sales--Net..........................................  $       397.6  $       379.4    $     1,487.6  $     1,374.4
Operating Costs and Other Expenses..................          307.6          291.5          1,185.6        1,097.8
                                                      -------------  -------------    -------------  -------------
Earnings before Interest, Taxes, Depreciation,
  Amortization and provision for one-time charges
  (EBITDA)..........................................           90.0           87.9            302.0          276.6
Depreciation and Amortization and Other.............           58.5           50.8            184.2          190.7
Provision for loss on the sales of businesses, net
  and other.........................................             --             --            138.6             --
                                                      -------------  -------------    -------------  -------------
Operating Income (Loss).............................           31.5           37.1            (20.8)          85.9
Interest Expense....................................          (32.9)         (33.3)          (136.6)        (124.6)
Other Income (Expense), Net.........................            0.5            0.2             (1.7)           3.0
                                                      -------------  -------------    -------------  -------------
Income (Loss) before Income Tax Benefit and
  Extraordinary Charge..............................           (0.9)           4.0           (159.1)         (35.7)
Income Tax Benefit..................................             --           53.3              1.7           53.3
                                                      -------------  -------------    -------------  -------------
Income (Loss) before Extraordinary Charge...........           (0.9)          57.3           (157.4)          17.6
Extraordinary Charge--Extinguishment of Debt........             --           (2.0)           (15.4)          (9.6)
                                                      -------------  -------------    -------------  -------------
Net Income (Loss)...................................           (0.9)          55.3           (172.8)           8.0
Preferred Stock Dividends:
  Recurring.........................................          (12.5)         (12.2)           (49.8)         (43.5)
  Non-recurring.....................................          (15.3)            --            (15.3)            --
                                                      -------------  -------------    -------------  -------------
Earnings (Loss) Applicable to Common Shareholders...  $       (28.7) $        43.1    $      (237.9) $       (35.5)
                                                      -------------  -------------    -------------  -------------
                                                      -------------  -------------    -------------  -------------
Basic and Diluted Earnings (Loss) Applicable to
  Common Shareholders per Common Share:
  Income (Loss) before Extraordinary Charge.........  $        (.22) $         .35(A) $       (1.72) $        (.20)
  Extraordinary Charge..............................             --             (.02)          (.12)          (.07)
                                                      -------------  -------------    -------------  -------------
  Net Income (Loss).................................  $        (.22) $         .33(A) $       (1.84) $        (.27)
                                                      -------------  -------------    -------------  -------------
Basic and Diluted Common Shares Outstanding.........    129,404,368    128,961,695(A)   129,304,900    128,781,518
                                                      -------------  -------------    -------------  -------------
                                                      -------------  -------------    -------------  -------------

Note:
(A) For the fourth quarter of 1996, diluted earnings per share was as follows:
   Income before Extraordinary Charge..............................  $         .34
   Extraordinary Charge............................................           (.02)
                                                                     -------------
   Net Income......................................................  $         .32
                                                                     -------------
                                                                     -------------
   Diluted common shares outstanding:..............................    133,866,122
                                                                     -------------
                                                                     -------------
SUPPLEMENTAL DISCLOSURE

Diluted Common Shares Outstanding presented below represent the shares which would have been used in computing diluted earnings per share if the Company had income in all periods presented:

Diluted Common Shares Outstanding...................    132,710,786    131,855,324      132,511,115    132,071,336
                                                      -------------  -------------    -------------  -------------
                                                      -------------  -------------    -------------  -------------

OTHER DATA
  Cash and cash equivalents.......................................................    $      22,978  $      36,655
                                                                                      -------------  -------------
                                                                                      -------------  -------------
  Long-term debt and other, including current maturities..........................    $   1,721,110  $   1,596,251
                                                                                      -------------  -------------
                                                                                      -------------  -------------
  Preferred Stock.................................................................    $     470,280  $     442,729
                                                                                      -------------  -------------
                                                                                      -------------  -------------
  Capital Expenditures, net.......................................................  $      31,108  $        28,790
                                                                                      -------------  -------------
                                                                                      -------------  -------------
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